QuickLinks

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 1999

Commission File Number 1-07149

Internet Law Library, Inc.
(Exact name of Company as specified in charter)

Delaware	82-0277987
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)
4301 Windfern Road, Suite 200, Houston, Texas	77041
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number: (281) 600-6000

Item 2. Acquisition or Disposition of Assets.

    On November 15, 1999, the Board of Directors of Internet Law Library, Inc. (the "Company") approved the Company's purchase of all of the outstanding stock of GoverNet Affairs, Inc., a Georgia corporation ("GoverNet Affairs"), in exchange for 446,352 shares of the Company's common stock valued at $1,300,000. The outstanding stock of GoverNet Affairs was purchased directly from three individuals, specifically Ronald W. Hogan, Charles E. Bowen, Jr., and John R. Marsh. In addition, Messrs. Hogan, Bowen and Marsh, collectively, were granted options for the purchase of up to 320,000 shares of the Company's common stock. These options are exercisable over a three-year period beginning August 31, 2000, provided certain revenue and earnings before interest, taxes, depreciation and amortization targets are achieved by GoverNet Affairs during the 32 months ending June 30, 2002.

    The consideration and terms for the acquisition were determined through arm's length negotiations between the Company and the shareholders of GoverNet Affairs. The consideration was determined by reference to the values of GoverNet Affairs' database content and its future earnings potential.

    GoverNet Affairs owns and operates an Internet site (www.govaffs.com) and connected databases that provide subscribers with a Federal and state legislative tracking and monitoring system. From its web site, GoverNet Affairs serves as a "virtual" legislative assistant using customizable reporting tools that can search for and report on pending legislation, and provide abstracts and comparisons of pending legislation to law firms, lobbyists and other interested parties.

Item 7. Financial Statements and Exhibits.

    Audited financial statements for GoverNet Affairs, Inc. were not available as of the date of this report; however, audited financial statements as of June 30, 1999, and for the two years then ended, will be filed pursuant to this Item within 60 days of the filing date of this report.

Exhibit No.	Description
2.1	Contract for Sale of Stock, dated November 8, 1999, by and between John R. Marsh, Ronald W. Hogan, and Charles E. Bowen, Jr., as Sellers, and Internet Law Library, Inc., as Buyer.
2.2	Option Agreement to Purchase Stock, dated November 8, 1999, by and between Internet Law Library, Inc., as Seller, and Ronald W. Hogan, as Optionee.
2.3	Option Agreement to Purchase Stock, dated November 8, 1999, by and between Internet Law Library, Inc., as Seller, and Charles E. Bowen, Jr., as Optionee.
2.4	Option Agreement to Purchase Stock, dated November 8, 1999, by and between Internet Law Library, Inc., as Seller, and John R. Marsh, as Optionee.
2.5	Letter, dated November 15, 1999, from the stockholders of GoverNet Affairs, Inc. to Hunter M.A. Carr, the President and Chief Executive Officer of Internet Law Library, Inc.
2.6	Unanimous Written Consent of Directors of Internet Law Library, Inc., dated November 15, 1999.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNET LAW LIBRARY, INC.
Date: November 30, 1999	By:	/s/ HUNTER M.A. CARR Hunter M.A. Carr President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
2.1	Contract for Sale of Stock, dated November 8, 1999, by and between John R. Marsh, Ronald W. Hogan, and Charles E. Bowen, Jr., as Sellers, and Internet Law Library, Inc., as Buyer.
2.2	Option Agreement to Purchase Stock, dated November 8, 1999, by and between Internet Law Library, Inc., as Seller, and Ronald W. Hogan, as Optionee.
2.3	Option Agreement to Purchase Stock, dated November 8, 1999, by and between Internet Law Library, Inc., as Seller, and Charles E. Bowen, Jr., as Optionee.
2.4	Option Agreement to Purchase Stock, dated November 8, 1999, by and between Internet Law Library, Inc., as Seller, and John R. Marsh, as Optionee.
2.5	Letter, dated November 15, 1999, from the stockholders of GoverNet Affairs, Inc. to Hunter M.A. Carr, the President and Chief Executive Officer of Internet Law Library, Inc.
2.6	Unanimous Written Consent of Directors of Internet Law Library, Inc., dated November 15, 1999.

QuickLinks

SIGNATURE
Exhibit Index